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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 1999

                        True North Communications Inc.
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            (exact name of registrant as specified in its charter)

Delaware                                1-5029                    36-1088162
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


101 East Erie Street, Chicago, Illinois                           60611-2897
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:             (312) 425-6500
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                               (Not Applicable)
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          Former name or former address, if changed since last report
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Item 5. Other Events

     On September 9, 1999, the registrant issued releases in the forms attached to this Report as Exhibits 99.1, 99.2, 99.3 and 99.4.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits:

99.1  Press Release dated September 9, 1999.

99.2  Press Release dated September 9, 1999.

99.3  Press Release dated September 9, 1999.

99.4  Press Release dated September 9, 1999.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TRUE NORTH COMMUNICATIONS INC.

                                         By      /s/ Kevin J. Smith
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                                                     Kevin J. Smith
                                                  Senior Vice President
                                                Chief Accounting Officer

Dated: September 9, 1999

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                                 EXHIBIT INDEX
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Exhibit No.           Description
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99.1                  Press Release dated September 9, 1999

99.2                  Press Release dated September 9, 1999

99.3                  Press Release dated September 9, 1999

99.4                  Press Release dated September 9, 1999

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